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                                   Exhibit 17

                                Patrick J. Allin
                              311 Belle Foret Drive
                           Lake Bluff, Illinois 60044

January 21, 2004

Robert E. Yaw II
Chairman of the Board of Directors
Patron Systems, Inc.
The Oaks - Windsor Lodge
51 MacEwen Drive, Unit #6
Osprey, FL 34229

Dear Mr. Yaw:


This letter serves as notification that I am resigning from Patron Systems as Director effective immediately.


Yours sincerely,

/s/ Patrick J. Allin
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Patrick J. Allin